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                                                                    EXHIBIT 23.1


               [LETTERHEAD OF PRICE WATERHOUSE LLP APPEARS HERE]


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Joint Proxy Statement-Prospectus constituting part of this Registration Statement on Form S-4 of SIS Bancorp, Inc. of our report dated January 23, 1997 appearing on page 67 of SIS Bancorp Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996. We also consent to the reference to us under the heading "Experts" in such Joint Proxy Statement-Prospectus.


/s/Price Waterhouse LLP

Boston, Massachusetts
October 24, 1997